UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 19, 2011

F.N.B. CORPORATION

(Exact name of registrant as specified in its charter)

FLORIDA

(State or Other Jurisdiction of Incorporation)

001-31940	25-1255406
(Commission File Number)	(IRS Employer Identification No.)

One F.N.B. Boulevard, Hermitage, PA	16148
(Address of Principal Executive Offices)	(Zip Code)

(724) 981-6000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 2.02.	RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On October 19, 2011, F.N.B. Corporation (the Corporation) announced financial results for the quarter ended September 30, 2011. A copy of the press release announcing the Corporation’s results for the quarter ended September 30, 2011 is attached hereto as Exhibit 99.1 and incorporated by reference herein.

ITEM 8.01. OTHER	ITEMS

The information regarding the Corporation’s financial results set forth in Item 2.02 of this Current Report on Form 8-K is incorporated by reference in this Item 8.01.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS

Exhibits:

99.1	Press release dated October 19, 2011 announcing the financial results of F.N.B. Corporation for the quarter ended September 30, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

F.N.B. CORPORATION
(Registrant)

By:	/s/ VINCENT J. CALABRESE
Name:	Vincent J. Calabrese
Title:	Chief Financial Officer
(Principal Financial Officer)

Dated: October 19, 2011